                                                                    EXHIBIT 99.4

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

   Plains All American Pipeline is a limited partnership formed in the third quarter of 1998 to acquire and operate the midstream crude oil business and assets of Plains Resources and its wholly owned subsidiaries. The following unaudited pro forma consolidated financial statements are presented to give effect to the transactions described below:

  (1) The Murphy acquisition for approximately $161.0 million in cash funded from the bank credit facility. The acquisition was effective April 1, 2001 and was accounted for using the purchase method of accounting.

  (2) The public offering of 3,966,700 common units at a price of $26.05 per unit, which raised approximately $100.7 million of total net proceeds.

  (3) The application of the proceeds from the offering of common units to repay a portion of our borrowings outstanding under the bank credit facility.

  (4) The issuance of the notes in aggregate principal amount of $350.0 million.

  (5) The application of the proceeds from the notes to repay a portion of our borrowings outstanding under the bank credit facility.

   The unaudited pro forma consolidated balance sheet as of March 31, 2001 and the unaudited pro forma statements of income for the three months ended March 31, 2001 and the year ended December 31, 2000 are based upon the following, respectively:

  (1) The historical balance sheet of Plains All American Pipeline at March 31, 2001.

  (2) The historical consolidated statement of income of Plains All American Pipeline for the three months ended March 31, 2001 and the historical statement of income for the assets acquired in the Murphy acquisition for the same period.

  (3) The historical consolidated statement of income of Plains All American Pipeline for the year ended December 31, 2000 and the historical statement of income for the assets acquired in the Murphy acquisition for the same period.

   The unaudited pro forma consolidated financial statements are not necessarily indicative of the results of the actual or future operations or financial condition that would have been achieved had the transactions occurred at the dates assumed (as noted below). The unaudited pro forma consolidated financial statements should be read in conjunction with the notes thereto and the historical financial statements of Plains All American Pipeline and the assets acquired in the Murphy acquisition.

   The following unaudited pro forma consolidated statements of income for the three months ended March 31, 2001 and the year ended December 31, 2000 have been prepared as if the transactions described above had taken place on January 1, 2000 and the unaudited pro forma consolidated balance sheet at March 31, 2001 assumes the transactions were consummated on March 31, 2001.

                       PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                                               March 31, 2001
                  ------------------------------------------------------------------------------------------------------------
                                                                                   Plains All
                                                                               American Pro Forma
                                                                                Adjusted for the   Pro Forma       Plains All
                  Plains All  Pro Forma                      Pro Forma         Murphy Acquisition    Notes          American
                   American  Acquisition                  Equity Offering        and the Equity    Offering         Pro Forma
                  Historical Adjustments        Total       Adjustments             Offering      Adjustments      As Adjusted
                  ---------- -----------      ----------  ---------------      ------------------ -----------      -----------
                                                               (in thousands)

                                             ASSETS

Current Assets:
Cash and cash
 equivalents....   $  1,202   $161,000    (1) $    1,202     $100,739     (3)      $    1,202      $345,200   (6)  $   69,591
                              (161,000)   (2)                (100,739)    (4)                      (276,811)  (7)
Accounts
 receivable and
 other..........    328,567         --           328,567           --                 328,567            --           328,567
Inventory.......     73,924      6,962    (2)     80,886           --                  80,886            --            80,886
                   --------   --------        ----------     --------              ----------      --------        ----------
Total current
 assets.........    403,693      6,962           410,655           --                 410,655        68,389           479,044
                   --------   --------        ----------     --------              ----------      --------        ----------
Property and
 Equipment......    468,978    150,448    (2)    619,426           --                 619,426            --           619,426
Less allowance
 for
 depreciation
 and
 amortization...    (30,933)        --           (30,933)          --                 (30,933)           --           (30,933)
                   --------   --------        ----------     --------              ----------      --------        ----------
                    438,045    150,448           588,493           --                 588,493            --           588,493
                   --------   --------        ----------     --------              ----------      --------        ----------
Other Assets:
Pipeline
 linefill.......     33,924      2,337    (2)     36,261           --                  36,261            --            36,261
Other...........     13,815      1,253    (2)     15,068           --                  15,068         4,800   (6)      19,868
                   --------   --------        ----------     --------              ----------      --------        ----------
                   $889,477   $161,000        $1,050,477     $     --              $1,050,477      $ 73,189         1,123,666
                   ========   ========        ==========     ========              ==========      ========        ==========

                                LIABILITIES AND PARTNERS' CAPITAL

Current
 Liabilities:
Accounts payable
 and other
 current
 liabilities....   $342,460   $     --        $  342,460     $     --              $  342,460      $     --        $  342,460
Due to
 affiliates.....     21,273         --            21,273           --                  21,273            --            21,273
                   --------   --------        ----------     --------              ----------      --------        ----------
Total current
 liabilities....    363,733         --           363,733           --                 363,733            --           363,733
Long-Term
 Liabilities:
Bank debt.......    316,550    161,000    (1)    477,550     (100,739)    (4)         376,811      (276,811)  (7)     100,000
Senior notes....         --         --                --           --                      --       350,000   (6)     350,000
Other...........      1,009         --             1,009           --                   1,009            --             1,009
                   --------   --------        ----------     --------              ----------      --------        ----------
Total
 liabilities....    681,292    161,000           842,292     (100,739)                741,553        73,189           814,742
                   --------   --------        ----------     --------              ----------      --------        ----------
Partners'
 Capital:
Partners'
 capital........    210,840         --           210,840      100,739     (3)         311,579            --           311,579
Other
 comprehensive
 income.........     (2,655)        --            (2,655)          --                  (2,655)           --            (2,655)
                   --------   --------        ----------     --------              ----------      --------        ----------
                    208,185         --           208,185      100,739                 308,924            --           308,924
                   --------   --------        ----------     --------              ----------      --------        ----------
                   $889,477   $161,000        $1,050,477     $     --              $1,050,477      $ 73,189        $1,123,666
                   ========   ========        ==========     ========              ==========      ========        ==========


      See notes to unaudited pro forma consolidated financial statements.

              PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                 Three Months Ended March 31, 2001
                         -------------------------------------------------------------------------------------
                                                                                                    Plains All
                                                                                 Pro Forma           American
                         Plains All               Pro Forma                   Equity and Notes      Pro Forma
                          American     Murphy    Acquisition                     Offerings              As
                         Historical  Acquisition Adjustments        Total       Adjustments          Adjusted
                         ----------  ----------- -----------      ----------  ----------------      ----------
                                               (in thousands, except per unit data)

Revenues................ $1,520,124   $161,265     $    --        $1,681,389       $   --           $1,681,389
Cost of sales and
 operations.............  1,487,394    154,787         306   (8)   1,642,487           --            1,642,487
                         ----------   --------     -------        ----------       ------           ----------
Gross Margin............     32,730      6,478        (306)           38,902           --               38,902
                         ----------   --------     -------        ----------       ------      ---  ----------
Expenses:
General and
 administrative.........      8,989        493        (363)  (9)       9,233           --                9,233
                                                       114   (10)
Depreciation and
 amortization...........      4,670        700        (700)  (12)      6,607           --                6,607
                                                     1,937   (11)
                         ----------   --------     -------        ----------       ------           ----------
  Total expenses........     13,659      1,193         988            15,840           --               15,840
                         ----------   --------     -------        ----------       ------           ----------
Operating income........     19,071      5,285      (1,294)           23,062           --               23,062
Interest expense........     (6,606)        --      (3,017)  (13)     (9,623)        (203)     (5)      (9,826)
Interest and other
 income.................         42         --          --                42           --                   42
                         ----------   --------     -------        ----------       ------           ----------
Income from continuing
 operations before
 income taxes and
 cumulative effect of
 accounting change......     12,507      5,285      (4,311)           13,481         (203)              13,278
Income tax expense......         --      2,327      (2,327)  (14)         --           --                   --
                         ----------   --------     -------        ----------       ------           ----------
Income from continuing
 operations before
 cumulative effect of
 accounting change...... $   12,507   $  2,958     $(1,984)       $   13,481       $ (203)          $   13,278
                         ==========   ========     =======        ==========       ======           ==========
Basic and diluted
 earnings per limited
 partner unit........... $     0.36                               $     0.38       $ 0.05           $     0.34
                         ==========                               ==========       ======           ==========
Weighted average number
 of units outstanding...     34,386                                   34,386        3,967               38,353
                         ==========                               ==========       ======           ==========


      See notes to unaudited pro forma consolidated financial statements.

              PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000
                          -------------------------------------------------------------------------------------
                                                                                                     Plains All
                                                                                  Pro Forma           American
                          Plains All               Pro Forma                   Equity and Notes      Pro Forma
                           American     Murphy    Acquisition                     Offerings              As
                          Historical  Acquisition Adjustments        Total       Adjustments          Adjusted
                          ----------  ----------- -----------      ----------  ----------------      ----------
                                                (in thousands, except per unit data)

Revenues................  $6,641,187   $667,323    $  2,207   (15) $7,310,717       $  --            $7,310,717
Cost of sales and
 operations.............   6,506,504    648,334         821   (15)  7,156,530          --             7,156,530
                                                        871   (8)
Unauthorized trading
 losses and related
 expenses...............       6,963         --          --             6,963          --                 6,963
                          ----------   --------    --------        ----------       -----            ----------
Gross margin............     127,720     18,989         515           147,224          --               147,224
                          ----------   --------    --------        ----------       -----            ----------
Expenses:
General and
 administrative.........      40,821      1,834         583   (9)      43,693          --                43,693
                                                        455   (10)
Depreciation and
 amortization...........      24,523      2,660      (2,660)  (12)     32,270          --                32,270
                                                      7,747   (11)
                          ----------   --------    --------        ----------       -----            ----------
  Total expenses........      65,344      4,494       6,125            75,963          --                75,963
                          ----------   --------    --------        ----------       -----            ----------
Operating income........      62,376     14,495      (5,610)           71,261          --                71,261
Interest expense........     (28,691)        --     (12,069)  (13)    (40,760)       (811)      (5)     (41,571)
Gain on sale of assets..      48,188         --          --            48,188          --                48,188
Interest and other
 income.................      10,776         --          --            10,776          --                10,776
                          ----------   --------    --------        ----------       -----            ----------
Income from continuing
 operations before
 income taxes and
 extraordinary item.....      92,649     14,495     (17,679)           89,465         811                88,654
Income tax expense......          --      6,598      (6,598)  (14)         --          --                    --
                          ----------   --------    --------        ----------       -----            ----------
Income from continuing
 operations before
 extraordinary item.....  $   92,649   $  7,897    $(11,081)       $   89,465       $ 811            $   88,654
                          ==========   ========    ========        ==========       =====            ==========
Basic and diluted
 earnings per limited
 partner unit...........  $     2.64                               $     2.55       $0.20            $     2.27
                          ==========                               ==========       =====            ==========
Weighted average number
 of units outstanding...      34,386                                   34,386       3,967                38,353
                          ==========                               ==========       =====            ==========


      See notes to unaudited pro forma consolidated financial statements.

              PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

   1. Reflects the net proceeds of borrowings under the bank credit facility to fund the Murphy acquisition.

   2. Records the assets purchased from Murphy based on the purchase method of accounting.

   3. Reflects the estimated net proceeds to Plains All American Pipeline of $100.7 million from the second quarter of 2001 issuance of 3,966,700 common units at an offering price of $26.05 per common unit, net of underwriters' discounts and commissions and offering expenses of approximately $4.7 million and the general partner's capital contribution of approximately $2.1 million to maintain its aggregate 2% general partner interest.

   4. Reflects the repayment of approximately $100.7 million of debt outstanding under our bank credit facility with the total net proceeds from our second quarter of 2001 equity offering.

   5. Reflects adjustments to interest expense to account for (i) the repayment of approximately $100.7 million of debt outstanding under our bank credit facility with the total net proceeds from our second quarter of 2001 equity offering, (ii) the repayment of outstanding borrowings under our bank credit facility with net proceeds raised in the notes offering and (iii) the increase in total long term debt of $350.0 million from proceeds raised in the notes offering.

   6. Reflects the estimated net proceeds to Plains All American Pipeline of $345.2 million from the issuance of $350.0 million aggregate principal amount of notes, net of initial purchasers' discounts and estimated issuance expenses of approximately $4.8 million.

   7. Reflects the repayment of outstanding borrowings under the bank credit facility at March 31, 2001 from net proceeds raised in the notes offering.

   8. Reflects the adjustment of the historical market valuation charge/credit reflected in Murphy's historical financial statements to reflect such amounts based on the average cost inventory method utilized by Plains All American Pipeline. Murphy utilized the last-in, first-out method to determine inventory cost.

   9. Reflects the elimination of expenses associated with Murphy's pension plan in which Murphy's employees are no longer entitled to participate so that general and administrative expenses reflect the ongoing cost of employee benefits to Plains All American Pipeline.

   10. Reflects Canadian withholding tax (at the rate of 10%) on interest expense paid on an intercompany loan used to complete the Murphy acquisition.

   11. Reflects pro forma depreciation and amortization expense based on the purchase price of the Murphy acquisition. The pro forma composite useful depreciable life of the Murphy assets acquired is 20 years. Debt issue costs incurred in connection with the acquisition, which totaled $1.3 million, are amortized using the straight-line method over the term of the related debt. These costs are not materially different from the amortization of debt issue costs computed under the interest method.

   12. Reflects the elimination of historical Murphy depreciation and amortization expense.

              PLAINS ALL AMERICAN PIPELINE, L.P. AND SUBSIDIARIES

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

   13. Reflects pro forma interest expense on (i) borrowings of approximately $100 million under the Term Loan and (ii) borrowings of $61 million under the U.S. Revolver. Pro forma interest expense was calculated based on a composite annual interest rate of 7.5%. The effect of a 1/8% change in the pro forma interest rate would be approximately $200,000 for the year ended December 31, 2000 and $50,000 for the three month period ended March 31, 2001.

   14. Reflects the elimination of the historical income tax provision as income taxes will be borne by the partners and not Plains All American Pipeline.

   15. Reflects revenues and costs of sales related to the Manito pipeline system for January through June 2000 due to the fact that Murphy purchased the remaining 47.5% interest in the system effective July, 2000.

Pro Forma As Adjusted Earnings Per Limited Partner Unit

   Pro forma as adjusted earnings per limited partner unit is determined by dividing the pro forma income from continuing operations that would have been allocated to the common and subordinated unitholders, which is 98% of pro forma income from continuing operations, by the number of common and subordinated units expected to be outstanding at the closing of the offering. For purposes of this calculation the minimum quarterly distribution was assumed to have been paid to both common and subordinated unitholders and the number of common and subordinated units outstanding was assumed to have been outstanding the entire period. Pursuant to the partnership agreement, to the extent that the minimum quarterly distribution is exceeded, the general partner is entitled to certain incentive distributions which will result in less income proportionately being allocated to the common and subordinated unitholders. Basic and diluted pro forma earnings per limited partner common and subordinated unit are equal as there are no dilutive units.